                                                                   EXHIBIT 23.1
                                                                   ------------

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-17758 of Essef Corporation on Form S-8 of our report dated November 10, 1995, appearing in this Annual Report on Form 10-K of Essef Corporation for the year ended September 30, 1995.




Deloitte & Touche LLP

Cleveland, Ohio
December 22, 1995



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